Prepayments and Other Current Assets - Summary of Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deductible VAT	¥ 8,635	$ 1,252	¥ 359,915
Rental deposits	68,204	9,889	54,824
Interest receivables	49,491	7,175	15,992
Others	44,006	6,380	31,112
Total	¥ 170,336	$ 24,696	¥ 461,843